Supplement dated March 11, 2008 to the Williams Capital Liquid Assets Fund — Institutional
Shares Prospectus dated February 28, 2008
     The investment objective of the Williams Capital Liquid Assets Fund (the “Fund”) is current income that is consistent with the goals of preservation of capital and the maintenance of liquidity. In recognition of this objective, and based on an expectation of continued increases in credit risk, the Board of Trustees of the Fund voted to convert the Fund from a Aaa/AAAm-rated prime money market fund to an Aaa/AAAm-rated U.S. government money market fund, effective on or about June 1, 2008. The principal investment objective of the Fund will remain the same.
     Beginning on or about June 1, 2008, the Fund’s investments will be limited to U.S. Treasury obligations, repurchase agreements collateralized by U.S. Treasury obligations, and senior debt obligations of U.S. government agencies that carry ratings of Aaa/AAA. As this conversion represents a shift in the Fund’s investment strategy only, the structure of the Fund, and all operating procedures will remain unchanged.